Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Provision (Benefit) for Income Taxes
Note 7 – Provision (Benefit) for Income Taxes
The Provision (benefit) for income taxes from continuing operations includes:

	Years Ended December 31,
	2013	2012	2011
	(Millions)
Current:
Federal	$(17)	$91	$181
State	7	17	13
Foreign	(13)	40	(6)
	(23)	148	188
Deferred:
Federal	348	220	(61)
State	40	(13)	(14)
Foreign	36	5	11
	424	212	(64)
Total provision (benefit)	$401	$360	$124

Reconciliations from the Provision (benefit) for income taxes from continuing operations at the federal statutory rate to the recorded Provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2013	2012	2011
	(Millions)
Provision (benefit) at statutory rate	$378	$451	$421
Increases (decreases) in taxes resulting from:
Impact of nontaxable noncontrolling interests	(78)	(72)	(96)
State income taxes (net of federal benefit)	26	2	11
Foreign operations — net	(32)	(36)	(14)
Federal settlements	—	—	(109)
International revised assessments	—	—	(38)
Taxes on undistributed earnings of foreign subsidiaries - net	99	—	(66)
Other — net	8	15	15
Provision (benefit) for income taxes	$401	$360	$124

The 2013 state deferred provision includes $10 million, net of federal benefit, related to the impact of a second-quarter Texas franchise tax law change.
Income (loss) from continuing operations before income taxes includes $119 million, $196 million, and $173 million of foreign income in 2013, 2012, and 2011, respectively.
On October 30, 2013, WPZ announced its intent to pursue an agreement to acquire certain of our Canadian operations.  As a result, we no longer consider the undistributed earnings from these foreign operations to be permanently reinvested and thus recognized $99 million of deferred income tax expense in continuing operations and $24 million of deferred tax benefit in AOCI during the fourth quarter of 2013. As a result of this transaction, we estimate approximately $111 million will be characterized as a current income tax liability in the first quarter of 2014.
During the third quarter of 2011, associated with a ruling received from the Internal Revenue Service (IRS) related to our plan to separate our exploration and production business through an initial public offering and subsequent tax-free spin-off, and following a certain internal reorganization, we recognized a deferred tax benefit of $66 million as we considered the undistributed earnings of certain foreign operations to be permanently reinvested.
During the course of audits of our business by domestic and foreign tax authorities, we frequently face challenges regarding the amount of taxes due. These challenges include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the liability associated with our various filing positions, we apply the two step process of recognition and measurement. In association with this liability, we record an estimate of related interest and tax exposure as a component of our tax provision. The impact of this accrual is included within other — net in our reconciliation of the tax provision to the federal statutory rate.
Significant components of deferred tax liabilities and deferred tax assets are as follows:

	December 31,
	2013	2012
	(Millions)
Deferred tax liabilities:
Undistributed earnings of foreign subsidiaries	$75	$—
Investments	3,765	3,218
Other	—	34
Total deferred tax liabilities	3,840	3,252
Deferred tax assets:
Accrued liabilities	126	313
Federal tax credits	108	74
State losses and credits	194	195
Other	91	90
Total deferred tax assets	519	672
Less valuation allowance	181	144
Net deferred tax assets	338	528
Overall net deferred tax liabilities	$3,502	$2,724

The valuation allowance at December 31, 2013 and 2012 serves to reduce the available deferred tax assets to an amount that will, more likely than not, be realized. The amounts presented in the table above are, with respect to state items, before any federal benefit. The change from prior year for the state losses and credits is primarily due to increases in losses and credits generated in the current and prior years less losses and credits utilized in the current year. We have loss and credit carryovers in multiple state taxing jurisdictions. These attributes generally expire between 2014 and 2033 with some carryovers having indefinite carryforward periods. In the case of the valuation allowance, the change is due to the ongoing evaluation process of the losses and credits anticipated to be realized in future years. The federal tax credits currently have no expiration dates.
 During 2013, we received cash refunds (net of payments) for income taxes of $50 million. Cash payments for income taxes (net of refunds and including discontinued operations) were $198 million and $296 million in 2012 and 2011, respectively.
As of December 31, 2013, we had approximately $66 million of unrecognized tax benefits. If recognized, income tax expense would be reduced by $70 million, including the effect of these changes on other tax attributes, with state income tax amounts included net of federal tax effect. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2013	2012
	(Millions)
Balance at beginning of period	$58	$38
Additions based on tax positions related to the current year	4	4
Additions for tax positions of prior years	18	22
Reductions for tax positions of prior years	(2)	(6)
Settlement with taxing authorities	(12)	—
Balance at end of period	$66	$58

We recognize related interest and penalties as a component of income tax provision. Total interest and penalties recognized as part of income tax provision were expense of $9 million for 2013, and benefits of $7 million and $56 million for 2012 and 2011, respectively. Approximately $16 million and $7 million of interest and penalties primarily relating to uncertain tax positions have been accrued as of December 31, 2013 and 2012, respectively.
During the next 12 months, we do not expect ultimate resolution of any unrecognized tax benefit associated with domestic or international matters to have a material impact on our unrecognized tax benefit position.
During the first quarter of 2011, we finalized settlements for 1997 through 2008 on certain contested matters with the IRS that resulted in a 2011 tax benefit of approximately $109 million. In July and August 2011, we made cash payments to the IRS of $82 million and $77 million, respectively, related to these settlements. During the first and fourth quarters of 2011, we received revised assessments on an international matter that resulted in a 2011 tax benefit of approximately $38 million. In the first quarter of 2012, we received a cash refund for the revised assessments of $21 million.
During the first quarter of 2013, we finalized a settlement with the IRS on tax matters related to the IRS’s examination of our 2009 and 2010 consolidated corporate income tax returns. We recorded a tax provision of approximately $2 million related to these matters during the third quarter of 2012. With respect to the examined years, we made cash payments of $12 million to the IRS in February 2013.
Tax years after 2010 are subject to examination by the IRS. The statute of limitations for most states expires one year after expiration of the IRS statute. Generally, tax returns for our Venezuelan and Canadian entities are open to audit for tax years after 2007, although Venezuela is subject to certain contractual limitations. A reassessment of a Canadian audit for the years 2007 through 2010 is still outstanding as of December 31, 2013. The impact of this reassessment is not expected to be material.
On September 13, 2013, the IRS issued final regulations providing guidance on the treatment of amounts paid to acquire, produce or improve tangible property and proposed regulations providing guidance on the dispositions of such property. The implementation date for these regulations is January 1, 2014. Changes for tax treatment elected by us or required by the regulations will generally be effective prospectively; however, implementation of many of the regulations’ provisions will require a calculation of the cumulative effect of the changes on prior years, and it is expected that such amount will have to be included in the determination of our taxable income in 2014, or possibly over a four-year period beginning in 2014. The IRS is expected to issue additional procedural guidance regarding 2014 tax return filing requirements and how the requirements may be implemented for the gas transmission and distribution industry. Since the changes will affect the timing for deducting expenditures for tax purposes, the impact of implementation will be reflected in the amount of income taxes payable or receivable, cash flows from operations and deferred taxes beginning in 2014, with no net tax provision effect. Pending the issuance of additional procedural guidance from the IRS, we cannot at this time estimate the impact of implementing the regulations.
With the spin-off of WPX on December 31, 2011, WPX entered into a tax sharing agreement with us under which we are generally liable for all U.S. federal, state, local and foreign income taxes attributable to WPX with respect to taxable periods ending on or before the distribution date. We are also principally responsible for managing any income tax audits by the various tax jurisdictions for pre-spin-off periods. In 2012, we prepared pro forma tax returns for each tax period in which WPX or any of its subsidiaries were combined or consolidated with us. In the first quarter of 2013, we reimbursed WPX a net $2 million for the additional losses shown on the pro forma tax returns, offset by a reduction in the tax resulting from the 2009 to 2010 IRS settlement.